                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934



Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                                  NEXMED, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

       ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:


        2) Aggregate number of securities to which transaction applies:


        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        4) Proposed maximum aggregate value of transaction:


        5) Total fee paid:



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                                  NEXMED, INC.
                             350 CORPORATE BOULEVARD
                         ROBBINSVILLE, NEW JERSEY 08691

                                   -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 7, 2001

                                   -----------

To Our Shareholders:

     Notice is hereby given to all of the shareholders of NexMed, Inc. (the "Company") that the Annual Meeting of Shareholders (the "Annual Meeting") of the Company will be held in the conference room of the Company's facilities at 350 Corporate Boulevard, Robbinsville, New Jersey on Monday, May 7, 2001 at 10:00 a.m. for the following purposes:

     (1) To elect two persons to the Board of Directors of the Company, each to serve a three-year term, or until his successor is elected and qualified.

     (2) To consider and vote upon a proposal to approve and adopt an amendment and restatement of the the Company's Stock Option and Long-Term Incentive Compensation Plan.

     (3) To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, as the Company's independent accountants for the ensuing year.

     The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting or any adjournment or postponement thereof are to consider and act upon such other business as may properly come before this Annual Meeting or any adjournment or postponement thereof.

     All shareholders of record of the Company's common stock at the close of business on March 16, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum.

                                          By Order of the Board of Directors

                                          /s/ Vivian H. Liu
                                          -------------------------
                                          Vivian H. Liu
                                          Secretary

March 23, 2001
Robbinsville, New Jersey

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE THESE SHARES BY TELEPHONE AT (800) 240-6326 OR BY INTERNET AT HTTP://WWW.EPROXY.COM/NEXM/. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE ANY OF YOUR PROXIES, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXIES ARE REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

                             MAILED TO SHAREHOLDERS
                           ON OR ABOUT MARCH 27, 2001


                                  NEXMED, INC.
                             350 CORPORATE BOULEVARD
                         ROBBINSVILLE, NEW JERSEY 08691

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------


GENERAL INFORMATION

     This Proxy Statement is furnished to shareholders of NexMed, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the board of directors (the "Board" or "Board of Directors") of the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Monday, May 7, 2001, at 10:00 a.m., local time, at the Company's headquarter facilities at 350 Corporate Boulevard, Robbinsville, New Jersey, and any adjournment or postponement thereof.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Vivian H. Liu, the Company's Secretary) a written notice of revocation or a properly executed proxy bearing a later date.

SOLICITATION AND VOTING PROCEDURES

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, par value $.001 per share (the "Common Stock"). The Company may use the services of Wells Fargo Shareowner Services in soliciting proxies and, in such event, the Company expects to pay approximately $10,000, plus out-of-pocket expenses, for such services. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.

     The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock of the Company, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on March 16, 2001 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock (the "Shareholders") entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were 25,202,654 shares of Common Stock outstanding.

     Shareholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the Shareholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR the election of the nominees for directors named below and FOR Proposal Nos. 2 and 3.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Company's Amended and Restated Articles of Incorporation divide the Company's Board of Directors into three classes, the term of office for each class arranged so that the term of office of one class expires at each successive Annual Meeting of Shareholders. The Board of Directors presently consists of five members as follows: Class I directors, Robert W. Gracy, Ph.D and Yu-Chung Wei, whose terms expire in 2001 and if Gracy is re-elected at the Annual Meeting, in 2004; Class II director, Gilbert S. Banker, Ph.D., whose term expires in 2003; and Class III directors, Y. Joseph Mo, Ph.D. and James L. Yeager, Ph.D., whose terms expire in 2002.

     At the Annual Meeting, the Shareholders will elect two directors to serve as Class I directors. Each of the directors who is elected at the Annual Meeting will serve until the Annual Meeting of Shareholders to be held in 2004 and until such director's successor is elected or appointed and qualifies or until such director's earlier resignation or removal. It is intended that, unless authorization to do so is withheld, the proxies will be voted "FOR" the election of each of the director nominees named below. The Board of Directors believes that nominees Robert W. Gracy, Ph.D and Stephen M. Sammut will stand for election and will, if elected, serve as Class I directors. However, with respect to each nominee, in the event such nominee is unable or unwilling to serve as a Class I director at the time of the Annual Meeting, the proxies may be voted for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy or the Board of Directors may be reduced to no less than three members in accordance with the Amended and Restated Articles of Incorporation of the Company.

NOMINEES FOR DIRECTOR

     The following information was furnished to the Company by the nominees.

     Robert W. Gracy, Ph.D., nominee for Class I director, is and has been a director of the Company since January 1997 and a member of the Executive Compensation Committee and the Audit Committee of the Board of Directors since February 2000. Dr. Gracy is and has been Associate Vice President for Research and Biotechnology at the University of North Texas Health Science Center in Fort Worth, Texas since 1993. Dr. Gracy is recipient of Research Career Development and MERIT Awards from the National Institutes of Health and research awards from the American Chemical Society and the American Osteopathic Medical Association. Dr. Gracy has published approximately 200 research papers and book chapters, holds patents in biotechnology and lectures internationally on aging and age-related medical problems. He serves as a consultant or as a director on the board of directors of several pharmaceutical, healthcare, and biotechnology organizations. Dr. Gracy received his Ph.D. in Biochemistry from the University of California, Riverside in 1968 and was a Daymon Runyon Cancer Fellow at Albert Einstein College of Medicine and an Alexander von Humboldt Fellow at the University of Wurzburg in Germany. Dr. Gracy is also a member of the Company's Scientific Advisory Committee.

     Stephen M. Sammut, a nominee for a Class I director, is Chairman & CEO of Buttonwood Ventures, a merchant bank and private equity advisory firm and holds appointments as a Lecturer at the Wharton School, the Law School and the School of Engineering and Applied Science of the University of Pennsylvania. From 1993-1999, Mr. Sammut was the Managing Director of Access Management Services, Inc., a seed stage venture firm focusing on the formation and funding of life science firms built around university technologies. From 1986-1993, Mr. Sammut served in various executive positions with Teleflex Incorporated, a NYSE-listed international engineering/manufacturing company, and S.R. One, Limited, a venture capital fund of SmithKline Beckman Corporation. Mr. Sammut serves on the board of directors and advisory boards of several development-stage biotechnology companies. Mr. Sammut holds an A.B. and M.A. from Villanova University and an MBA from the University of Pennsylvania. Mr. Sammut is 49 years old and currently serves as a consultant to the Company in licensing and partnering negotiations.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

     Under Nevada law shares as to which there is an abstention or broker non-vote shall be deemed to be present at the meeting for purposes of determining a quorum. However, because under Nevada law the nominees for the election of directors must be elected by a plurality of the votes cast at the election, abstentions and broker non-votes will have no effect on the outcome of this vote.


     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.


                                    DIRECTORS

     Set forth below is certain information as of the Record Date regarding the directors of the Company.

NAME                         AGE      TITLE
----                         ---      -----
Y. Joseph Mo, Ph.D.          53       Chairman of the Board of Directors,
                                      President and Chief Executive Officer

James L. Yeager, Ph.D.       54       Director, Vice President, R&D and
                                      Business Development

Gilbert S. Banker, Ph.D.     69       Director

Robert W. Gracy, Ph.D.       59       Director

Yu-Chung Wei                 38       Director

     Biographical information concerning each of the director nominees is set forth above under the caption "Proposal No. 1 Election of Directors." Biographical information concerning the remaining directors of the Company is set forth below.

     Y. Joseph Mo, Ph.D., is, and has been since 1995, the Chief Executive Officer and President of the Company and Chairman and member of the Board of Directors. His current term as member of the Board of Directors expires in 2002. Prior to joining the Company in 1995, Dr. Mo was President of a privately-held investment consulting company. From 1991 to 1994, he was President of the Chemical Division, and from 1988 to 1994, the Vice President of Manufacturing and Medicinal Chemistry, of Greenwich Pharmaceuticals, Inc. Prior to that, he served in various executive positions with several major pharmaceutical companies, including Johnson & Johnson, Rorer Pharmaceuticals, and predecessors of SmithKline Beecham. Dr. Mo received his Ph.D. in Industrial and Physical Pharmacy from Purdue University in 1977.

     James L. Yeager, Ph.D., is, and has been since December 1998, a member of the Board of Directors and, since June 1996, Vice President of Research and Development and Business Development. His current term as member of the Board of Directors expires in 2002. Before joining the Company, Dr. Yeager was Vice President of Research and Development of Pharmedic Company. During that time he specialized in building and managing new product development programs. From 1989 to 1992, Dr. Yeager held international managerial positions with Abbott Laboratories. Dr. Yeager received his Ph.D. in Industrial and Physical Pharmacy from Purdue University in 1978.

     Gilbert S. Banker, Ph.D., is and has been a director of the Company since September 1995, and a member of the Executive Compensation Committee and the Audit Committee of the Board of Directors since February 2000. His current term as a member of the Board of Directors expires in 2003. Since 1992 Dr. Banker is Dean Emeritus and John Lach Distinguished Professor of Drug Delivery of the College of Pharmacy at the University of Iowa. Dr. Banker is also President & CEO of Biocontrol Inc., a research firm based in Iowa City. From 1985 to 1992, he was Dean and Professor of the College of Pharmacy at the University of Minnesota. Prior to that time, he was the Department Head of Industrial and Physical Pharmacy at Purdue University for 18 years. Dr. Banker has authored numerous publications, lectures internationally and consults to several major pharmaceutical companies. Dr.

Banker received his Ph.D. in Industrial Pharmacy from Purdue University in 1957. Dr. Banker is also a member of the Company's Scientific Advisory Committee.

     Yu-Chung Wei, is and has been a director of the Company since March 1997, and a member of the Executive Compensation Committee and the Audit Committee of the Board of Directors since February 2000. Since 1995, Mr. Wei has been President of Dacom Capital Ltd., an investment firm focusing on the formation and funding of wire and and wireless technology firms. From 1992 to 1994, Mr. Wei was the Special Assistant to the Chairman of Suzuki Motorcycle Corporation in Taiwan. From 1989 to 1992, Mr. Wei held various managerial positions at Kidder, Peabody Incorporated and Merrill Lynch & Co., in New York City. Mr. Wei received his MBA in Finance and Management Information Systems from Pace University in 1990.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities,
(b) the directors and executive officers of the Company, individually, and (c) directors and executive officers of the Company as a group. Unless otherwise noted herein, the information set forth below is as of the Record Date.


                                                   NUMBER OF SHARES
NAME, POSITION AND ADDRESS(1)                    BENEFICIALLY OWNED(2)   PERCENT OF CLASS(%)
-----------------------------                    ---------------------   -------------------
Y. Joseph Mo, Ph.D.                                 2,731,333 (3)           10.85
Chairman of the Board of Directors, President
and Chief Executive Officer

Kenneth Anderson                                       22,500 (4)            0.05
Vice-President-Commercial Development

Vivian H. Liu                                         430,000 (5)            1.71
Vice President-Corporate Affairs and Secretary

James L. Yeager, Ph.D.                                405,000 (6)            1.61
Director and Vice President-
Research and Development and Business
Development

Gilbert S. Banker, Ph.D.                              160,000 (7)            0.63
Director

Robert W. Gracy, Ph.D.,                               120,000 (8)            0.47
Director

Yu-Chung Wei                                           90,000 (9)            0.36
Director

All Executive Officers and Directors as a Group     3,951,333 (10)          15.70
(seven persons)

Vergemont International Limited                     2,000,000 (11)           7.94
Suite 2401-2408, 24F CITIC Tower, One Tim
Mei Avenue, Central, Hong Kong

1) The address for the executive officers and directors of the Company is 350 Corporate Boulevard, Robbinsville, New Jersey, 08691.
2) Except as otherwise noted below, all shares are solely and directly owned, with sole voting and dispositive power.
3) Includes 1,231,333 shares issuable upon exercise of immediately exercisable stock options.
4) Represents 22,500 shares issuable upon exercise of immediately exercisable stock options.
5) Includes 225,000 shares issuable upon exercise of immediately exercisable stock options.
6) Includes 250,000 shares issuable upon exercise of immediately exercisable stock options.
7) Includes 35,000 shares issuable upon exercise of immediately exercisable stock options.
8) Includes 90,000 shares issuable upon exercise of immediately exercisable stock options.
9) Represents 90,000 shares issuable upon exercise of immediately exercisable stock options.
10) Includes 1,966,333 shares issuable upon exercise of immediately exercisable stock options.
11) Represents shares issued upon the exercise of 2,000,000 warrants in June 2000. The warrants were issued in May 1999, in connection with Vergemont International Limited's acquisition of the Company's Asian operations.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file certain reports ("Section 16 Reports") with the Securities and Exchange Commission with respect to ownership and changes in ownership of the Common Stock and other equity securities of the Company. Based solely on the Company's review of the Section 16 Reports furnished to the Company, all Section 16(a) requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by the Company during the fiscal years ended December 31, 2000, 1999 and 1998 to the Chief Executive Officer and its three other most highly compensated persons who were serving as executive officers of the Company at the end of 2000:

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                        AWARDS/SECURITIES        ALL OTHER
                         FISCAL         ANNUAL            ANNUAL        UNDERLYING OPTIONS     COMPENSATION
NAME AND POSITION         YEAR        SALARY ($)         BONUS ($)             (#)                ($)(2)
-----------------        ------       ----------         ---------      ------------------     ------------
Y. Joseph Mo              2000          180,000            72,000            1,114,000             64,535
President & Chief         1999          120,000           100,000                   --                 --
Executive Officer         1998          120,000                --              100,000                 --
-----------------------------------------------------------------------------------------------------------
Kenneth Anderson          2000           26,333             3,000               67,500                 --
Vice-President,           1999               --                --                   --                 --
Commercial                1998               --                --                   --                 --
Development (1)
-----------------------------------------------------------------------------------------------------------
Vivian H. Liu             2000          132,000            40,000               90,000             18,587
Vice-President,           1999           98,000            60,000                   --                 --
Corporate Affairs         1998           88,000                --               15,000                 --
-----------------------------------------------------------------------------------------------------------
James L. Yeager           2000          156,000            60,000              120,000             39,180
Vice-President            1999          112,000            80,000                   --                 --
R&D and Business          1998          100,000                --               30,000                 --
Development
-----------------------------------------------------------------------------------------------------------

(1)  Kenneth Anderson started with the Company in November 2000.
(2) Includes insurance premiums paid on behalf of the executive officer and Company matching contributions to the Salomon Smith Barney 401(K) plan.

EMPLOYMENT AGREEMENTS

     There are currently no employment agreements between the Company and any of its named executive officers.


                            STOCK OPTION INFORMATION

     The following table sets forth the stock options granted to the named executive officers in fiscal year 2000, pursuant to the NexMed, Inc. Stock Option and Long-Term Incentive Compensation Plan (the "Stock Plan"):

                                                    PERCENTAGE OF TOTAL                                GRANT DATE
                             NUMBER OF SHARES        OPTIONS GRANTED TO        EXERCISE PRICE        PRESENT VALUE
NAME                        UNDERLYING OPTIONS      EMPLOYEES IN 2000 (%)      PER SHARE ($)(1)          ($)(5)
----                        ------------------      ---------------------      ----------------      -------------
Y. Joseph Mo                   1,114,000 (2)               56.8                      4.00              2,974,380
------------------------- ---------------------- --------------------------- -------------------- --------------------
Kenneth Anderson                  60,000 (3)                3.1                     16.25                652,200
                                   7,500 (4)                0.4                      5.00                 24,675
------------------------- ---------------------- --------------------------- -------------------- --------------------
Vivian H. Liu                     90,000 (2)                4.6                      4.00                240,300
------------------------- ---------------------- --------------------------- -------------------- --------------------
James L. Yeager                 120,000 (2)                 6.1                      4.00                320,400
------------------------- ---------------------- --------------------------- -------------------- --------------------

(1) The exercise price (the price that the officer must pay to purchase each share of stock that is subject to an option) is equal to the fair market value of the stock on the date of grant of the option.
(2) The options expire on January 19, 2010 and vest in three installments on December 31, 2001 and 2002.
(3) The options expire on November 16, 2010 and vest in four equal annual installments commencing on his date of hire.
(4)  The options expire on December 27, 2010 and vest on December 31, 2001.
(5) The fair value of each stock option is estimated on the date of grant using the Black-Scholes option-pricing model. For options with ten year terms, the assumptions are 80%, 6.2% and 0% for the volatility, risk free yield and dividend yield, respectively.

     The following table sets forth information concerning the value of unexercised options as of December 31, 2000 held by the executives named in the Summary Compensation Table above. On January 11, 2000, Dr. Mo exercised 400,000 stock options at $0.25 per share and on April 14, 2000, Ms. Liu exercised 60,000 stock options at $0.25 per share.

                 AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2000
                     AND FISCAL YEAR 2000-END OPTION VALUES

                                                                             SECURITIES
                                                                             UNDERLYING              VALUE OF
                                                                            UNEXERCISED         UNEXERCISED IN-THE-
                                                                          OPTIONS AT FISCAL       MONEY OPTIONS AT
                                                                            YEAR END (#)        FISCAL YEAR END ($)
                                                                              EXERCISABLE             EXERCISABLE
                            SHARES ACQUIRED ON      VALUE REALIZED        (E)/UNEXERCISABLE       (E)/UNEXERCISABLE
          NAME                  EXERCISE (#)            ($)(1)                 (U)(2)                  (U)(2)
-------------------------   --------------------    --------------        ------------------      -----------------
Y. Joseph Mo, Ph.D.              400,000               1,375,000             1,231,333 (E)          6,595,332 (E)
                                                                               742,667 (U)          2,970,668 (U)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Kenneth Anderson                      --                      --                15,000 (E)                  0 (E)
                                                                                52,500 (U)             22,500 (U)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Vivian H. Liu                     60,000                 461,250               225,000 (E)          1,370,000 (E)
                                                                                60,000 (U)            240,000 (U)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
James L. Yeager, Ph.D.                --                      --               250,000 (E)          1,405,000 (E)
                                                                                80,000 (U)            320,000 (U)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1)  Based on the closing price on the date of exercise.
(2) Based on a closing sale price of the Company's Common Stock on the NASDAQ Stock Market of $8.00 on December 29, 2000.

                              DIRECTOR COMPENSATION

     There is no arrangement for the cash compensation of directors. Pursuant to the NexMed, Inc. Recognition and Retention Stock Incentive Plan, (the "Recognition Plan") each non-employee director has been granted stock options, which generally vest over a period of several years from the date of grant based on continuous and uninterrupted service to the Company. This approach is designed to align the interests of the directors with those of the Shareholders over the long-term since the full benefits of the stock option compensation package cannot be realized unless the stock price appreciation occurs over a number of years.


                          THE BOARD AND ITS COMMITTEES

MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2000, four meetings of the Board of Directors were held. All directors attended at least 75% of the combined number of meetings of the Board and the Committees on which they served in during the fiscal year ended December 31, 2000.

COMMITTEES

     The Board of Directors presently has two committees, the Executive Compensation Committee and the Audit Committee. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Executive Compensation Committee establishes remuneration levels for executive officers of the Company and implements incentive program, for officers, directors and consultants, including the Stock Plan and the Recognition Plan. The Executive Compensation Committee was formed on February 7, 2000, and it met two times in 2000. The Executive Compensation Committee consists of Gilbert S. Banker, Robert W. Gracy and Yu-Chung Wei.

     The Audit Committee periodically meets with the Company's financial and accounting management and independent auditors and accountants to make recommendations concerning the engagement of independent accountants, reviews with the independent accountants the scope and results of the audit engagement, approves professional services provided by the independent accountants, reviews the independence of the independent accountants and reviews the adequacy of the internal accounting controls. The members of the Committee meet the independence and experience requirements of the NASDAQ Stock Market listing requirements. The Audit Committee was formed on February 7, 2000 and acts under a written charter first adopted and approved by the Board on the same date. A copy of the written charter is attached to this Proxy Statement as Exhibit A. The current members of the Committee are Gilbert S. Banker, Robert W. Gracy and Yu-Chung Wei. The Committee met two times in 2000.


                             PERFORMANCE COMPARISON

     The following table shows a comparison of total stockholder return for holders of the company's Common Stock from June 30, 1997* through December 31, 2000 compared with the Nasdaq Stock Market (U.S.) and Nasdaq Pharmaceutical Stocks. The Company believes that while total stockholder return is an important indicator of corporate performance, the stock prices of drug delivery technology stocks like NexMed are subject to a number of market-related factors other than company performance, such as the current market conditions, the general state of the economy and the performance of other drug delivery technology stocks.

*The Company has been a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the effectiveness on May 13, 1997 of the registration statement on Form 10-SB, which the Company filed voluntarily in March 1997 pursuant to Section 12(g) of the Exchange Act.


      COMPARISON OF TOTAL RETURNS OF NEXMED, INC., THE NASDAQ STOCK MARKET
                    (U.S.) AND NASDAQ PHARMACEUTICALS STOCKS

                     NASDAQ STOCK            NASDAQ
                   MARKET US GROWTH      PHARMACEUTICAL              NEXMED
     DATE              OF $100           GROWTH OF $100          GROWTH OF $100
--------------------------------------------------------------------------------
    12/29/00           177.328                298.973                 387.800
--------------------------------------------------------------------------------
    09/29/00           264.852                360.190                 951.454
--------------------------------------------------------------------------------
    06/30/00           287.840                327.469                 460.607
--------------------------------------------------------------------------------
    03/31/00           331.382                295.138                 769.696
--------------------------------------------------------------------------------
    12/31/99           295.374                240.449                 190.918
--------------------------------------------------------------------------------
    09/30/99           199.800                164.561                 145.470
--------------------------------------------------------------------------------
    06/30/99           195.061                143.026                  48.490
--------------------------------------------------------------------------------
    03/31/99           178.401                140.441                  96.980
--------------------------------------------------------------------------------
    12/31/98           159.125                128.097                 103.036
--------------------------------------------------------------------------------
    09/30/98           122.399                 96.498                  72.731
--------------------------------------------------------------------------------
    06/30/98           135.619                102.122                 190.906
--------------------------------------------------------------------------------
    03/31/98           132.022                110.416                  72.726
--------------------------------------------------------------------------------
    12/31/97           112.764                100.623                  72.726
--------------------------------------------------------------------------------
    09/30/97           120.527                111.995                 121.205
--------------------------------------------------------------------------------
    06/30/97           103.100                 99.700                 103.030
--------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 2000, the Company repaid $33,092 in principal and interest to Dr. Joseph Mo, an officer and director of the Company, representing cash advances previously made to the Company by Dr. Mo under an informal agreement. The advances to the Company were made in installments in 1998 and 1999 and bore interest at a rate 12% per annum.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Gilbert S. Banker, Robert W. Gracy and Yu-Chung Wei (Chairman) served on the Executive Compensation Committee in 2000. None of these three individuals has ever been an employee of the Company or its subsidiaries. No executive officer of the Company has ever served as a member of the board of directors or the compensation committee of any company whose executive officers include a member of the Board of Directors or the Executive Compensation Committee.



                             AUDIT COMMITTEE REPORT

     We have reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2000.

     We have discussed with PricewaterhouseCoopers LLP
("PricewaterhouseCoopers"), the independent auditor for the Company, the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with Audit Committees, as amended.

     We have also received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with PricewaterhouseCoopers its independence.

     Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.


                                The Audit Committee of the Board of Directors


                                Gilbert S. Banker
                                Robert W. Gracy
                                Yu-Chung Wei


                     EXECUTIVE COMPENSATION COMMITTEE REPORT

OVERALL POLICY

     The Company's executive compensation program is designed to be closely linked to corporate performance and the total return to Shareholders over the long-term. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and Shareholder interests and finally to reward individual contributions as well as overall business results.

     The key elements of the Company's executive compensation during the last fiscal year consisted of base salary, an annual bonus and the grant of stock options under the Stock Plan.

SALARIES

     The Executive Compensation Committee approves the salaries of the Chief Executive Officer of the Company and exercises oversight over the compensation of the other named executive officers of the Company. All final determinations are subjective. In establishing salary levels for fiscal 2000, the Executive Compensation Committee placed the most emphasis on the progression of the proprietary products under development and the financial condition of the Company based primarily on readily available working capital as of the end of the preceding fiscal year. The Executive Compensation Committee also afforded substantial weight to the Company's long-term prospects and performance. The factors of lesser significance which were considered were experience of the executive officers and a subjective understanding of salary levels of executive management personnel of other similarly situated companies.

BONUSES

     Cash bonuses are awarded to named executive officers based upon a subjective evaluation by the Executive Compensation Committee of the performance of each named executive officer during the year. Of particular significance was the progression of the proprietary products under development and the financial condition of the Company. All named executive officers at fiscal year end were awarded bonuses in fiscal 2000 (see "Summary Compensation Table" under the heading "Executive Compensation" of this Proxy Statement).

STOCK OPTIONS

     Under the Stock Plan, which was adopted by the Company in December 1996, the Company's employees, including the named executive officers are eligible to receive stock options, stock appreciation rights, restricted stock and other stock-based awards. The Executive Compensation Committee is responsible for determining the recipients and the size of the awards. In selecting the size and type of awards under the Stock Plan, the Executive Compensation Committee considers the nature of the position held as well as the other factors used to determine salaries and its subjective expectation of the potential for appreciation in the market value of the Common Stock. All final determinations are subjective.

     Stock options awarded under the Stock Plan generally vest over a period of several years from the date of grant. This approach is designed to align the interests of the executive officers with those of the Shareholders over the long-term since the full benefits of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Compensation for Y. Joseph Mo, Ph.D., the Company's Chairman of the Board, President and Chief Executive Officer, historically has been, and will continue to be established in accordance with the principles described above. The Executive Compensation Committee reviews Dr. Mo's performance and establishes his base salary considering the various factors described above for named executive officers. The amount of Dr. Mo's cash bonus was awarded based upon a subjective evaluation by the Executive Compensation Committee of the performance of Dr. Mo during the year. Of particular significance was the progression of the proprietary products under development and the financial condition of the Company. Dr. Mo received bonuses of $72,000, $100,000 and $0 for fiscal years 2000, 1999 and 1998 respectively. Dr. Mo's base salary was $180,000, $120,000 and $120,000 for fiscal years 2000, 1999 and 1998 respectively. In January 2000, the Company granted Dr. Mo 1,114,000 stock options. The stock options will vest as follows: 371,333 stock options on December 31, 2000, 371,333 stock options on December 31, 2001 and 371,334 stock options on December 31, 2002. The purpose of the grant is to retain and maximize the performance of Dr. Mo, the Company's key employee, and to reward him for succeeding in raising sufficient capital in 1999 and 2000 to enable the Company to proceed with and accelerate its development of one or more proprietary products without undue financial pressure.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code (the "Code"), and the Treasury Regulations issued thereunder, generally disallow a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the Chief Executive Officer or any of the four other most highly compensated executive officers employed on the last day of the taxable year, unless such compensation is paid pursuant to a qualified "performance-based compensation" arrangement, the material terms of which are disclosed to and approved by shareholders.

     It is the general policy of the Executive Compensation Committee to have executive compensation paid by the Company treated as fully tax deductible, without regard to the limitations imposed by Section 162(m) of the Code. All compensation paid during fiscal year 2000 was determined to be tax deductible. However, due to the inflexibility of qualifying all compensation for an exemption from the application of Section 162(m) of the Code, the Executive Compensation Committee reserves the right to grant future compensation awards in such amounts as it may deem appropriate in the exercise of its business judgment, notwithstanding whether those awards are fully tax deductible.

                                   The Executive Compensation Committee of the
                                   Board of Directors


                                   Gilbert S. Banker
                                   Robert W. Gracy
                                   Yu-Chung Wei



                                 PROPOSAL NO. 2


APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE NEXMED, INC. STOCK OPTION AND LONG-TERM INCENTIVE COMPENSATION PLAN

     The Company adopted the Stock Plan on December 4, 1996, and amended it on May 15, 1998, and June 19, 2000. The Company has reserved a total of 6,000,000 shares of Common Stock for issuance of awards under the Stock Plan, of which 2,737,500 shares remained available for future grants as of the Record Date. The Company has further amended and restated the Stock Plan, subject to Shareholder approval, (i) in order to assure that stock options granted the Stock Plan are qualified "performance-based compensation" and thereby exempt from the application of Section 162(m) of the Code and (ii) to make further changes in the nature of updating the Stock Plan for market practices and making technical corrections. The amendment and restatement of the Stock Plan does not increase the number of shares of Common Stock available for the grant of awards thereunder.

     The Board of Directors believes that the approval of this amendment and restatement of the Stock Plan by the Shareholders is in the best interests of the Company and its Shareholders.

SUMMARY OF THE PROVISIONS OF THE STOCK PLAN, AS AMENDED

     The following summary of the Stock Plan, as amended and restated, is qualified in its entirety by the specific language of the Stock Plan, a copy of which is attached hereto as Exhibit B and has been marked to reflect the proposed amendments and restatements. The amendment and restatement of the Stock Plan, if approved by the Shareholders, will become effective May 7, 2001, and a copy of such will be subsequently filed with the Securities and Exchange Commission and made available by the Company to any Shareholder upon request.

     The purpose of the Stock Plan is to attract, retain and maximize the performance of executive officers and key employees. The Stock Plan provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code, non-statutory stock options, stock appreciation rights ("SARs"), restricted stock awards and stock bonus awards. The Stock Plan is administered by the Executive Compensation Committee of the Board of

Directors, which has the authority to, among other things, designate the persons to whom awards under the Stock Plan will be granted, and the number and type of such awards. The maximum number of shares of Common Stock as to which stock options and stock appreciation rights may be granted to any single participant in any calendar year may not exceed 1,000,000.

     The exercise price for non-statutory stock options may not be less than 85% percent of the fair market value of shares of Common Stock on the date of grant. The exercise price for incentive stock options may not be less than 100 percent of the fair market value of shares of Common Stock on the date of grant (110 percent of fair market value in the case of incentive stock options granted to employees who hold more than ten percent of the voting power of the Company's issued and outstanding shares of Common Stock).

     Stock options granted under the Stock Plan may not have a term of more than ten-years (five years in the case of incentive stock options granted to employees who hold more than ten percent of the voting power of the Company's Common Stock) and, subject to the discretion of the Executive Compensation Committee, generally vest over a three-year period. Subject to the discretion of the Executive Compensation Committee, exercisable options generally terminate
(i) 90 days after the optionee's termination of employment by the Company for any reason other than "Cause" (as defined in the Stock Plan), death, disability or Retirement (as defined in the Stock Plan), (ii) one year following death, disability or Retirement and (iii) immediately upon termination for Cause.

     Stock options may be exercised by the delivery of the applicable exercise price to the Company in cash or the equivalent, or, with the approval of the Executive Compensation Committee, through the delivery by the participant of previously held stock or through a "cashless exercise" mechanism involving a sale of the stock underlying the Stock Options being exercised in sufficient amounts to generate the applicable exercise price.

     The Stock Plan also provides for grants of SAR's. Each SAR entitles a participant to receive a cash payment, equal to the excess of the fair market value of a share of Common Stock on the exercise date over the strike price of the SAR. The strike price of any SAR granted under the Stock Plan will be determined by the Executive Compensation Committee in its discretion at the time of the grant. SARs granted under the Stock Plan may not be exercisable for more than a ten year period. Subject to the discretion of the Executive Compensation Committee, exercisable SARs generally terminate (i) one month after the grantee's termination of employment by the Company for any reason other than Cause, death, disability or Retirement, (ii) one year following death, disability or Retirement and (iii) immediately upon termination for Cause.

     The Stock Plan also provides for grants of restricted Common Stock ("Restricted Stock"). Shares of Restricted Stock may not be transferred by the grantee prior to vesting. The Executive Compensation Committee will establish vesting criteria, which may be service-based, performance-based or a combination of the two, at the time of the grant of Restricted Stock. The Executive Compensation Committee shall establish the treatment of Restricted Stock upon termination of the grantee's employment under various circumstances at the time of the grant of such Restricted Stock, provided that all unvested shares of Restricted Stock shall be forfeited upon the termination of a grantee's employment for Cause.

     The Stock Plan also provides for grants of Stock Bonuses, which are simply grants of shares of Common Stock subject to such conditions as the Executive Compensation Committee may determine at the time of the grant.

     Awards granted under the Stock Plan may generally, if any, not be transferred during a participant's lifetime, except that the Executive Compensation Committee may in its discretion allow certain transfers by gift for estate planning purposes. The exercise or delivery of cash or Common Stock to satisfy any award granted under the Stock Plan is subject to the satisfaction by the participant of all applicable tax withholding requirements by remitting cash to the Company or withholding cash otherwise deliverable in connection with an award or, with the approval of the Executive Compensation Committee, through the delivery by the participant of previously held Common Stock or the withholding of Common Stock from the exercise or issuance of an award.

     In the event of a change in the Common Stock due to events such as stock splits, stock dividends and mergers, the Executive Compensation Committee shall appropriately adjust (i) the number of shares available under the Stock Plan,
(ii) the maximum number of shares as to which stock options and SARs may be granted to any one participant in a calendar year, and (iii) the number of shares subject to outstanding awards and, if applicable, the exercise or strike price thereof. The Executive Compensation Committee is authorized to make other equitable adjustments to awards to account for mergers or other significant corporate transactions (such as changing the security subject to awards, cashing out awards or exchanging awards).

     The Stock Plan has a term of ten years. Those employees of the Company who are largely responsible for the management, growth and protection of the Company's business are eligible to participate in the Stock Plan. As of the Record Date, 57 employees, including four officers, had outstanding options that were granted under the Stock Plan. Approximately the same number of employees are eligible for participation in the Stock Plan as of the Record Date. On March 20, 2001, the closing price of the Company's Common Stock was $4.40.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS GRANTED UNDER THE STOCK PLAN

     The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to the grant of stock options under the Stock Plan and does not attempt to describe all possible federal other tax consequences of such participation. Furthermore, the tax consequences of stock options and other awards made under the Stock Plan are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

     Incentive Stock Options. Options designated as incentive stock options are intended to fall within the provisions of Section 422 of the Code. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of such an option, and no deduction generally is then available to the Company. The difference between the incentive stock option exercise price and the fair market value, at the time of exercise, of the shares acquired upon the exercise of an incentive stock option may give rise to alternative minimum taxable income subject to an alternative minimum tax. If an optionee does not dispose of his shares for two years following the date the option was granted or within one year following the transfer of the shares upon exercise of the option, the gain on the sale of the shares (which is the difference between the sale price and the purchase price of the shares) will be taxed as long-term capital gain. If an optionee satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of the shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the optionee will realize ordinary income on the excess of the fair market value of the shares on the date of exercise over the option exercise price or, if less, the excess of the amount realized on the disposition over the adjusted basis of the stock. A different rule for measuring ordinary income may apply in the case of optionees who are subject to Section 16 of the Exchange Act. Any further gain or loss from the arm's length sale or exchange will be taxable as a long-term or short-term capital gain or loss depending upon the holding period before disposition. Any ordinary income recognized by the optionee upon the disposition of the shares should be deductible by the Company for federal income tax purposes. Certain special rules apply if an incentive stock option is exercised by tendering stock.

     Nonstatutory Stock Options. Options that do not qualify as incentive stock options are nonstatutory stock options and have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon the exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the date of exercise. If the optionee is an employee, or was an employee at the time of the grant of the option, such ordinary income generally is subject to withholding of income and employment taxes. A different rule for measuring ordinary income may apply in the case of optionees who are subject to Section 16 of the Exchange Act. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as capital gain or loss depending on the holding period of the shares. The holding period commences upon exercise of the nonqualified stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. The exercise of a nonqualified stock option will not trigger the alternative minimum tax consequences applicable to incentive stock options. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to such grant. The Company should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option. Certain special rules apply if a nonqualified stock option is exercised by tendering stock.

NEW PLAN BENEFITS

     Because awards to be granted in the future under the Stock Plan are at the discretion of the Executive Compensation Committee, it is not possible to determine as of the Record Date the benefits or amounts which will be received in the future under the Stock Plan by the named executive officers, non-executive directors or non-executive officers.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

     Under Nevada law shares as to which there is an abstention or broker non-vote shall be deemed to be present at the meeting for purposes of determining a quorum. However, because under Nevada law approval of this proposal requires that the votes cast in favor of it exceeds the votes cast opposing it, abstentions and broker non-votes will have no effect on the outcome of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE STOCK PLAN.



                                 PROPOSAL NO. 3


RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP as independent accountants to audit and report upon the consolidated financial statements of the Company for the 2001 fiscal year and is submitting this matter to the Shareholders for their ratification. PricewaterhouseCoopers LLP served as the Company's independent auditors in fiscal year 2000 and in prior years.

AUDIT FEES

     PricewaterhouseCoopers is the Company's principal independent auditor. PricewaterhouseCoopers' audit fees for auditing the Company's annual consolidated financial statements for the year ended December 31, 2000 and reviews of the Company's interim financial statements included in the Company's Forms 10-Q filed with the Securities and Exchange Commission during 2000 were $33,092.

ALL OTHER FEES

     All other fees for PricewaterhouseCoopers' services, including audits of employee benefit plans, tax and actuarial compliance and consulting, and other services, for the year ended December 31, 2000, were $17,346. PricewaterhouseCoopers is one of a number of tax and actuarial services providers used by the Company.

     The Audit Committee of the Board of Directors has considered whether the provision of the services set forth in the preceding paragraphs is compatible with maintaining PricewaterhouseCoopers' independence.

     Unless marked to the contrary, any proxy received will be voted for RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

     Under Nevada law shares as to which there is an abstention or broker non-vote shall be deemed to be present at the meeting for purposes of determining a quorum. However, because under Nevada law approval of this proposal requires that the votes cast in favor of it exceeds the votes cast opposing it, abstentions and broker non-votes will have no effect on the outcome of this proposal. If Shareholders do not ratify the selection of PricewaterhouseCoopers LLP, the Board of Directors will consider other independent auditors.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals will be considered for inclusion in the Proxy Statement for the 2002 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if they are received by the Secretary of the Company on or before November 30, 2001.

     Shareholders who intend to present a proposal at the 2002 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials for the 2002 Annual Meeting are required to provide notice of such proposal to the Company no later than thirty-five (35) days nor more than sixty (60) days prior to the 2002 Annual Meeting of Shareholders. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

     Proposals and notices of intention to present proposals at the 2002 Annual Meeting should be addressed to Vivian H. Liu, Secretary, NexMed, Inc., 350 Corporate Boulevard, Robbinsville, New Jersey 08691.


                                  OTHER MATTERS

     The Board of Directors knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

     It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to vote. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or vote these proxies by telephone at (800) 240-6326 or by internet at http/www.eproxy.com/nexm/.






                                        By Order of the Board of Directors,


                                        /s/ Vivian H. Liu
                                        --------------------------
                                        Vivian H. Liu
                                        Secretary


March 23, 2001
Robbinsville, NJ

                    [FORM OF PROXY-FRONT SIDE OF TOP PORTION]

                           To Our Shareholders,

                           You are cordially invited to attend our Annual Meeting of Shareholders, to be held in the conference room of NexMed, Inc.'s facilities at 350 Corporate Boulevard, Robbinsville, NJ 08691, at 10:00 A.M. on Monday, May 7, 2001.
[Company logo]
                           The enclosed Proxy Statement provides you with additional details about items that will be addressed at the Annual Meeting. Following consideration of the proposals set forth in the Proxy Statement, an overview of NexMed, Inc.'s activities will be presented and we will be available to answer any questions you may have. After reviewing the Proxy Statement, please sign, date and indicate your vote for the items listed on the Proxy Card below and return it by mail in the enclosed, postage-paid envelope, or vote by telephone by calling (800) 240-6326 (U.S. only), or by internet at http://www.eproxy.com/nexm/, whether or not you plan to attend the Annual Meeting.

                           Thank you for your prompt response.



                                                   Sincerely,
                                                   Vivian H. Liu
                                                   Secretary


           NexMed, Inc. 350 Corporate Boulevard Robbinsville, NJ 08691

                  (Continued, and to be signed on reverse side)

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                  [FORM OF PROXY- REVERSE SIDE OF TOP PORTION]


PROXY                                                                      PROXY
                                  NEXMED, INC.


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Vivian H. Liu and Y. Joseph Mo, or either of them, the lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of NexMed, Inc. to be held in the conference room of NexMed, Inc.'s facilities at 350 Corporate Boulevard, Robbinsville New Jersey on Monday, May 7, 2001, at 10:00 A.M., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned shareholder. If no instructions are given, the shares will be voted FOR the election of the nominees for directors named below and FOR Proposal Nos. 2 and 3. Any prior proxy is hereby revoked.

                              (Please detach here)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED BELOW AND FOR PROPOSAL NOS. 2 AND 3.

PROPOSAL 1: Election of Directors: Robert W. Gracy and Stephen M. Sammut.


Robert W. Gracy:           FOR      WITHHOLD       Stephen M. Sammut.:        FOR              WITHHOLD
                                    AUTHORITY                                                  AUTHORITY

                           [ ]         [ ]                                    [ ]                 [ ]

PROPOSAL 2: Approval of the amendment and restatement of the NexMed, Inc. Stock Option and Long-Term Incentive Compensation Plan.

   FOR     AGAINST      ABSTAIN

   [ ]        [ ]          [ ]

PROPOSAL 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company.

   FOR     AGAINST      ABSTAIN

   [ ]        [ ]          [ ]

Address Change? Mark Box [ ] Indicate changes below:



























Date:___________________________________

---------------------------------------------

---------------------------------------------
Signature(s) in Box
Please sign exactly as your name appears at the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

                                           [FORM OF PROXY DETACHABLE PROXY CARD]
                                                              COMPANY #
                                                              CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorized the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

     o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (EST) on May 4, 2001.

     o Your will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

     o    Follow the simple instructions the Voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/nexm/ - QUICK *** EASY *** IMMEDIATE

     o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m.(EST) on May 4, 2001.

     o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to NexMed, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St-Paul, MN 55164-0873.




      If you vote by Phone or Internet, please do not mail your Proxy Card.
                               Please detach here

EXHIBIT A







                                     CHARTER


                                 AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                 OF NEXMED, INC.

                           (adopted February 7, 2000)


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                                     PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee Management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the Company's legal compliance as established by Management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the SEC's Independent Director and Audit Committee for Small Business filers.

Accordingly, the majority of the committee members are directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from Management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-KSB and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. This review will occur prior to the Company's filing of the Form 10-QSB.



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o    The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o    The Committee shall:

o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

o recommend that the Board take appropriate action to oversee the independence of the outside auditor.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.



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EXHIBIT B







                        THE NEXMED, INC. STOCK OPTION AND
                      LONG TERM INCENTIVE COMPENSATION PLAN























                 Amended and Restated Effective as of _________
           Originally Adopted and Effective as of December 4, 1996

                        THE NEXMED, INC. STOCK OPTION AND
                      LONG TERM INCENTIVE COMPENSATION PLAN



1.  PURPOSE OF THE PLAN.


     This NexMed, Inc. Stock Option and Long-Term Incentive Compensation Plan is intended to promote the interests of the Company and its shareholders by providing the Company's employees, on whose judgment, initiative, and efforts the successful conduct of the business of the Company depends, and who are responsible for the management, growth, and protection of the business, with appropriate incentives and rewards to encourage them to continue in the employ of the Company and to maximize their performance.



2.  DEFINITIONS.

     As used in the Plan, the following definitions apply to the terms indicated below:


     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Cause" shall mean, when used in connection with the termination of a Participant's employment, "Cause" as defined in any existing employment or similar agreement between the Participant and the Company, or, in the absence of such an agreement, the termination of the Participant's employment on account of: (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from incapacity due to physical or mental illness), (ii) the willful violation by the Participant of (A) any federal or state law or (B) any rule of the Company, which violation would materially reflect on the Participant's character, competence, or integrity, (iii) a breach by a Participant of the Participant's duty of loyalty to the Company such as Participant's solicitation of customers or employees of the Company on behalf of any other person, (iv) the Participant's unauthorized removal from the Company's premises of any document (in any medium or form) relating to the Company, its business, or its customers, provided, however, that no such removal shall be deemed "unauthorized" if it is in furtherance of an individual's duties and obligations to the Company and such removal is a common practice at the Company,
(v) the Participant's unauthorized disclosure to any person of any confidential information regarding the Company, (vi) the willful engaging by the Participant in any other misconduct which is materially injurious to the Company; (vii) the Participant having been convicted of, or pleaded guilty or no contest to, any crime involving the property of the Company, or any felony, or
(viii) the failure of the Participant to follow lawful instructions of the Board or his direct superiors. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the action or omission was in the best interests of the Company. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with the participant or at law or in equity. If, subsequent to the termination of a Participant's employment without Cause, it is determined that the Participant's employment could have been terminated for Cause, such Participant's employment shall, at the election of the Committee in its sole discretion, be deemed to have been terminated for Cause.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder.

     (d) "Committee" shall mean the Compensation Committee of the Board; provided, however, the Compensation Committee shall not take any action under this Plan unless it is at all times composed solely of not less than three Directors who qualify as (i) "Non-Employee Directors" within the meaning of Rule

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16b-3, as promulgated under the Exchange Act and (ii) "outside directors" as defined for purposes of the regulations under Section 162(m) of the Code. In the event the Compensation Committee is not composed solely of not less than three directors who qualify as Non-Employee Directors when the Company is subject to the Exchange Act and "outside directors", when Section 162(m) of the Code applies, or, in the event the Committee is unable to act, the Board shall take any and all actions required or permitted to be taken by the Committee under this Plan and shall serve as the Committee.


     (e) "Company" shall mean NexMed, Inc., a Nevada corporation.


     (f) "Company Stock" shall mean the common stock, par value $.001 per share, of the Company.


     (g) "Director" shall mean a member of the Board.

     (h) "Disability" shall mean any physical or mental condition as a result of which a Participant is disabled within the meaning of Section 422(c)(6) of the Code.

     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


     (j) "Fair Market Value" shall mean with respect to a share of Company Stock the average closing price per share of Company Stock at the end of business on the trading day immediately prior to the date of determination. The closing price for such day shall be as reported in the Wall Street Journal, or, if not reported therein, as reported in another newspaper of national circulation chosen by the Committee, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, on the New York Stock Exchange Composite Tape, or if the Company Stock is not then listed or admitted to trading on the New York Stock Exchange, on the largest principal national securities exchange, or if the Company Stock is not so listed or admitted to trading, then the average of the last reported sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if on such day the Company Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If the Company Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Company Stock accurately shall be the "Fair Market Value".


     (k) "Incentive Award" shall mean an Option, a SAR, a Restricted Stock, or Stock Bonus Award granted pursuant to the terms of the Plan.

     (l) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     (m) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 8(d) hereof.

     (n) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

     (o) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 hereof. Each Option, or portion thereof, shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which such Option is evidenced.




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


     (p) "Participant" shall mean an officer or employee of the Company selected to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, that person's successors, heirs, executors, and administrators, as the case may be.


     (q) "Person" shall mean a "person," such as term is used in Sections 13(d) and 14(d) of the Exchange Act.

     (r) "Plan" shall mean The NexMed, Inc. Stock Option and Long-Term Incentive Compensation Plan, as it may be amended from time to time.

     (s) "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 8 hereof and that is subject to the restrictions set forth in Section 8(c) hereof for as long as such restrictions continue to apply to such share.

     (t) "Retirement" shall mean a Participant's termination of employment (other than by reason of death or Disability and other than a termination that is (or is deemed to have been) for Cause) on or after the later of (i) the date the Participant attains age 65 and (ii) the date the Participant has completed five years of service with the Company.

     (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (v) "SAR" shall mean a stock appreciation right granted pursuant to Section 7 hereof.

     (w) "Stock Bonus" shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 9 hereof.

     (x) "Vesting Date" shall mean the date established by the Committee on which an Incentive Award may vest, with vesting to be time-based, performance-based, or a combination, to be determined by the Committee in its discretion.


3.  STOCK SUBJECT TO THE PLAN.

     (a) Plan Awards.

     Under the Plan, the Committee may, in its sole and absolute discretion, grant any or all of the following types of Incentive Awards to a Participant: an Option, a SAR, a Restricted Stock, or Stock Bonus Award.

     (b) Individual Awards.

     Incentive Awards granted under this Plan may be made up entirely of one type of Incentive Award or any combination of types of Incentive Awards available under the Plan, in the Committee's sole discretion. The number of shares of Company Stock for which Options and SARs may be granted to any individual Participant in any calendar year shall not exceed 1,000,000.


     (c) Aggregate Plan Share Reserve.


     The total number of shares of Company Stock available for grants of Incentive Awards under the Plan shall be 1,500,000 subject to adjustment in accordance with Section 10 of the Plan. These shares may be either authorized but unissued shares, newly issued shares, or reacquired shares of Company Stock. If an Incentive Award or portion thereof shall expire or terminate for any reason without having been exercised in full, the unexercised shares covered by such Incentive Award shall be available for future grants of Incentive Awards under the Plan.



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

4.   ADMINISTRATION OF THE PLAN.


     The Plan shall be administered by the Committee. The Committee shall from time to time designate the officers and employees of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. The Committee shall have the full authority and discretion to administer the Plan, including authority to interpret, construe, reconcile any inconsistency, correct any defect and/or supply any omission in any provision of the Plan and the terms of any Incentive Award issued under the Plan. The Committee may also adopt, suspend, amend or waive any rules and regulations for administering the Plan as it may deem necessary or appropriate, and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Decisions of the Committee shall be final and binding on all parties.


     The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option or SAR (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award), (ii) accelerate the Vesting Date or Issue Date of any share of Restricted Stock issued under the Plan, or waive any condition imposed thereunder, and (iii) otherwise adjust or waive any condition imposed on any Incentive Award made hereunder.


     In addition, the Committee may, in its absolute discretion and without amendment to the Plan, grant Incentive Awards of any type to Participants on the condition that such Participants surrender to the Company for cancellation such other Incentive Awards of the same or any other type (including, without limitation, Incentive Awards with higher exercise prices or values) as the Committee specifies. Notwithstanding Sections 3(b) and 3(c) herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not be effective, and shall not count against the limit set forth in such Sections 3(b) and 3(c).


     Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee, subject to applicable laws.


     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company (and any affiliate that may adopt this Plan), jointly and severally, shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company (or affiliate) to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any action, omission, or determination unless such action, omission or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company and its affiliates, as the case may be.



5.  ELIGIBILITY.


     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be the officers and employees of the Company.




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

6.  STOCK OPTION AWARDS.


     The Committee may grant Options pursuant to the Plan. Such Options shall be evidenced by written agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:


     (a) Identification of Options.

     All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options or a combination of both.

     (b) Exercise Price.


     The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine which may be equal to or less than the Fair Market Value of a share of Company Stock on the date such Non-Qualified Stock Option is granted; provided, that such price may not be less than (i) 85% of the Fair Market Value on the date of grant, and (ii) the minimum price required by law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted.


     (c) Term and Exercise of Options.


          (i) Each Option shall be exercisable on such date or dates, during such period, and for such number of shares of Company Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration, or cancellation as provided in the agreement evidencing such Option or any other agreement that relates to such Option or the Plan.


          (ii) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination, or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(v) hereof.


          (iii) An Option shall be exercised by delivering a written notice to the Company's principal office to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise (unless the Committee waives such advance notice requirement). Such notice shall be accompanied by the agreement (or agreements) evidencing the Option, shall specify the number of shares of Company Stock with respect to which the Option is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement(s) shall be returned to the Participant. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise in the manner set forth in the applicable Option agreement or any other agreement that relates to such Option or, if none are set forth, in any combination of the following:


               (A) in cash, by certified check, bank cashier's check, or wire transfer,

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


               (B) subject to the approval of the Committee, in shares of Company Stock in which the Participant has good title, free and clear of all liens and encumbrances and which have been owned by the Participant for at least six (6) months or which have been purchased on the open market, or which meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option, valued at their Fair Market Value on the effective date of such exercise, or

               (C) subject to the approval of the Committee pursuant to a "cashless exercise" pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, directs (a) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (b) the delivery of the shares of the Company Stock from the Company directly to the brokerage firm, and
          (c) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

Any payments in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time, or by attestation of ownership of sufficient shares of Company Stock in accordance with procedures established by the Committee.

     (iv) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary, as the case may be, and delivered to the Participant or his or her beneficiary, as the case may be, as soon as practicable following the effective date on which the Option is exercised.

     (d) Limitations on Grant of Incentive Stock Options.

     (i) The aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options granted hereunder are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Company Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the inverse order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

     (ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless (I) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (II) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e) Effect of Termination of Employment.



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

     Unless otherwise set forth in the applicable Option agreement or any other agreement that relates to the Option, the following shall apply in the event of a termination of the employment of a Participant:

          (i) In the event the employment of a Participant with the Company shall terminate (as determined by the Committee in its sole discretion) for any reason other than Retirement, Disability, death or for Cause, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after the date of such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (ii) In the event that the employment of a Participant with the Company (as determined by the Committee in its sole discretion) shall terminate on account of the Retirement, Disability, or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after the date of such termination and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term. The effect of exercising any Incentive Stock Option on a day that is more than 90 days after the date of such termination (or, in the case of a termination of employment on account of death or Disability, on a day that is more than one year after the date of such termination) will be to cause such Incentive Stock Option to be treated as a Non-Qualified Stock Option.

          (iii) In the event of the termination of a Participant's employment for Cause (as determined by the Committee in its sole discretion), all outstanding Options granted to such Participant shall automatically expire as of the commencement of business on the date of such termination.


7.  SARs.


     The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by written agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

          (a) Strike Price.

          The strike price of any SAR granted under the Plan shall be determined by the Committee in its discretion at the time of the grant of such SAR.

          (b) Benefit Upon Exercise.

               (i) The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the strike price of the SAR (subject to applicable withholding payment requirements).


               (ii) All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise.

          (c) Term and Exercise of SARs.


               (i) Each SAR shall be exercisable on such date or dates, during such period, and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the SAR agreement with respect to such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten years from the date such SAR was granted; and provided, further, however, that each SAR shall be subject to earlier termination, expiration, cancellation as provided in the SAR agreement or any other agreement that relates to such SAR or the Plan.

               (ii) Each SAR may be exercised in whole or in part, provided, that no partial exercise of a SAR shall be for an aggregate strike price of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination, or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise shall be returned to the Participant exercising such SAR together with the payment described in Section 7(b)(i) hereof.

               (iii) A SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable agreement evidencing the SAR, and shall specify the number of shares of Company Stock with respect to which the SAR is being exercised, and shall be signed by the Participant.

               (d) Unless otherwise set forth in the applicable SAR agreement or any other agreement that relates to the SAR, the following shall apply in the event of a termination of the employment of a Participant:

               (i) In the event that the employment of a Participant with the Company shall terminate (as determined by the Committee in its sole discretion) for any reason other than Retirement, Disability, death or for Cause, (A) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one month after such termination, on which date they shall expire and (B) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its term.

               (ii) In the event that the employment of a Participant with the Company shall terminate on account of the Retirement, Disability, or death of the Participant, (A) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after the date of such termination and (B) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its term.

               (iii) In the event of the termination of the Participant's employment for Cause, all outstanding SARs granted to such Participant shall automatically expire as of the commencement of business on the date of such termination.

8.  RESTRICTED STOCK.

     The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by a written agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:




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

     (a) Issue Date and Vesting Date.


     At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of
Section 8(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(b) hereof are satisfied, and except as provided in Section 8(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(c) hereof shall cease to apply to such share.


     (b) Conditions to Vesting.

     At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

     (c) Restrictions on Transfer Prior to Vesting.

     Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest, or right in, or with respect to, such share, but immediately upon any attempt to transfer such rights, such share, and all the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

     (d) Issuance of Certificates.


     (i) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares, provided, that the Company shall not cause to be issued such stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS, AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE NEXMED, INC. STOCK OPTION AND LONG-TERM INCENTIVE COMPENSATION PLAN AND INCENTIVE AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND NEXMED, INC. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF NEXMED, INC., 350 CORPORATE BOULEVARD, ROBBINSVILLE, NEW JERSEY 08691.


Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.


     (ii) Each certificate issued pursuant to Section 8(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.


     (e) Consequences Upon Vesting.

     Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to Section 8(d)(ii) hereof.

     (f) Effect of Termination of Employment.


     Unless otherwise set forth in the applicable Restricted Stock agreement or any other agreement that relates to such Restricted Stock, the following shall apply in the event of a termination of the employment of a Participant:

     (i) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall initially be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 8(b). Such proportion may be equal to zero. All shares of Restricted Stock granted to such Participant which have not vested (including, without limitation, pursuant to this subsection) as of the date of such termination shall be forfeited at the end of business on the date of such termination.


     (ii) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

9.  STOCK BONUSES.

     The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.


10.  ADJUSTMENT UPON CHANGES IN COMPANY STOCK.

     (a) Shares Available for Grants.


     In the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant (i) Options, SARs, shares of Restricted Stock, and Stock Bonuses to all Participants in the aggregate and (ii) Options and SARs to each individual Participant, both as set forth under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number of shares of Company Stock with respect to which (i) Options, SARs, shares of Restricted Stock, and Stock

Bonuses may be granted to all Participants in the aggregate and (ii) Options and SARs may be granted to each individual Participant, both as set forth under
Section 3 hereof as the Committee may deem appropriate. Any adjustment pursuant to the preceding two sentences to the individual limits shall be made in a manner designed to preserve the exception from Section 162(m) of the Code of certain Options and SARs granted under the Plan.


     (b) Outstanding Restricted Stock.


     Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares, or similar corporate exchange will not vest and be paid out until such share of Restricted Stock vests and shall be promptly deposited with the custodian designated pursuant to Section 8(d)(ii) hereof.

      The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Vesting Date with respect to which has not occurred as of the date of the occurrence of any of the following events, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares, or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.


     (c) Outstanding Options and SARs - Increase or Decrease in Issued Shares Without Consideration.


      Subject to any required action by the shareholders of the Company (as determined by the Committee), in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidations of shares of Company Stock or the payment of a stock dividend on the shares of Company Stock, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Company shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option and SAR, the exercise price per share of Company Stock of each such Option and the strike price per share of each SAR.


     (d)  Outstanding Options and SARs - Certain Mergers.


     Subject to any required action by the shareholders of the Company (as determined by the Committee), in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option and SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option or SAR would have received in such merger or consolidation; and the exercise price or strike price thereof shall be equitably adjusted by the Committee as it may deem appropriate to prevent the enlargement or dilution of rights of Participants.

     (e)  Outstanding Options and SARs - Certain Other Transactions.

     In the event of a dissolution or liquidation of the Company; a sale of all of the Company's Common Stock; a sale of substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation; or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

     (i) cancel, effective immediately prior to the occurrence of such event, each Option and SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or SAR was granted an amount in cash, for each share of Company Stock subject to such Option or SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price or strike price of such Option or SAR (subject to applicable withholding payment requirements); or

     (ii) provide for the exchange of each Option and SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price or strike price of the option or stock appreciation right, or, if appropriate, provide for a cash payment to the Participant to whom such Option or SAR was granted in partial consideration for the exchange of the Option or SAR; to prevent any substantial dilution or enlargement of the rights granted to, or available for, the Participant.


     (f) Outstanding Options and SARs - Other Changes.


     In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Section 10(c), (d) or (e) hereof, the Committee may in its absolute discretion, make such adjustments in the number of shares subject to Options or SARs outstanding on the date on which such change occurs and in the per share exercise price or strike price of each such Option and SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights.


     (g) No Other Rights.


     Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Company Stock, the payment of any dividend, any increase or decrease in the number of shares of Company Stock or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of Company Stock, or securities convertible into shares of Company Stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price or strike price of any Option or SAR.



11.  RIGHTS AS A STOCKHOLDER.


     No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date the person becomes the owner of record with respect to such shares. Except as otherwise expressly provided in Section 10 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date the person becomes the owner of record and the related stock certificate is issued.


12.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHTS TO INCENTIVE AWARD.

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.


13.  SECURITIES MATTERS.

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.


     (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.


     (c) All Company Stock issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

     (d) Certificates for shares of Company Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:


     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.


     This legend shall not be required for shares of Company Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

14.  INCOME TAX WITHHOLDING AND PAYROLL TAXES.


    (a) Cash Remittance.


     Whenever shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local income tax withholding and payroll tax requirements, if any, attributable to such exercise, occurrence, or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of a SAR, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal state, and local income tax withholding and payroll tax requirements, if any, attributable to such exercise or grant.


     (b) Stock Remittance.


     At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, or the grant of a Stock Bonus, in lieu of the remittance required by Section 14(a) hereof, the Participant may tender to the Company a number of shares of Company Stock in which the Participant has good title, free and clear of all liens and encumbrances and have been owned by the Participant for at least six (6) months or which have been purchased on the open market, or which meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option, valued at the Fair Market Value on the effective date of such exercise, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state, and local income tax withholding and payroll tax requirements, if any, attributable to such exercise, occurrence, or grant and not greater than the Participant's estimated total federal, state, and local tax obligations associated with such exercise, occurrence, or grant.


     (c) Stock Withholding.


     The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of requiring the remittance required by Section 14(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the withholding date the Committee determines to be sufficient to satisfy the minimum, but not more than the minimum; federal, state, and local income tax withholding and payroll tax requirements, if any, attributable to such exercise, occurrence, or grant.

     (d) The exercise of an Option or SAR, and the occurrence of an Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus shall be contingent upon the satisfaction of the withholding obligations described in this Section 14.


15.  AMENDMENT OR TERMINATION OF THE PLAN.


     The Board may at any time, or from time to time, suspend or terminate the Plan in whole or in part, or amend it in such respects as the Board may deem appropriate. No amendment, suspension or termination of this Plan shall, without a Participant's consent, alter or impair any of the rights or obligations under any Incentive Award theretofore granted to the Participant under the Plan. Further, no such amendment, suspension or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent Options or SARs granted under the Plan from failing to qualify for purposes of
Section 162 of the Code).

16.  NO OBLIGATION TO EXERCISE.


     The grant to a Participant of an Option or a SAR shall impose no obligation upon such Participant to exercise such Option or SAR.


17.  TRANSFERS UPON DEATH.


     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award. Except as provided in this Section and in Section 18, no Incentive Award shall be assignable or transferable, and shall be exercisable only by a Participant during the Participant's lifetime.

18.  NONTRANSFERABILITY.

     (A) Notwithstanding the foregoing provisions of Section 17, the Committee may in the applicable Incentive Award agreement or at any time after the Grant Date in an amendment to an Incentive Award agreement provide that options which are not intended to qualify as Incentive Stock Options may be transferred by a Participant without consideration, subject to such rules as the Committee may adopt consistent with any applicable Incentive Award agreement to preserve the purposes of the Plan, to:

     (i) Any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

     (ii) a trust solely for the benefit of the Participant and his or her Immediate Family Members;

     (iii) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

     (iv) any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award agreement; (each transferee described in clauses (i), (ii), (iii) and (iv) above is hereinafter referred to as a "Permitted Transferee"); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan and any applicable Incentive Award agreement evidencing the option.

     (B) The terms of any option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Incentive Award agreement to an Optionee or Participant shall be deemed to refer to the Permitted Transferee, except that (i) Permitted Transferees shall not be entitled to transfer any options, other than by will or the laws of descent and distribution; (ii) Permitted Transferees shall not be entitled to exercise any transferred options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such option if the Committee determines, consistent with any applicable Incentive Award agreement, that such a registration statement is necessary or appropriate, (iii) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (iv) the consequences of termination of the Participant's employment by, or services to, the Company, a subsidiary or an affiliate under the terms of the Plan and the applicable Incentive Award agreement shall continue to be applied with respect to the Participant, following which the options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Incentive Award agreement.

19.  EXPENSES AND RECEIPTS.


     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general purposes.


20.  FAILURE TO COMPLY.


     In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion may determine.


21.  ADOPTION AND  EFFECTIVE DATE OF PLAN.

     The Plan, as amended and restated, was adopted by [unanimous written consent] of the Board, in lieu of a meeting of the Board, effective as of ______ pursuant to Nevada law. The Plan, as amended and restated, was subsequently ratified and approved by the shareholders of the Company at the Annual Shareholders Meeting on __________.

     The Plan was originally adopted by unanimous written consent of the Board of Directors of the Company, in lieu of a meeting of the Board, effective as of December 4, 1996 and the Plan was subsequently ratified and approved through action taken by the written consent of a majority of the shareholders of the Company dated effective as of December 4, 1996, in lieu of a meeting of such shareholders, all as permitted under Nevada law.

22.  TERM OF THE PLAN.


     The right to grant Incentive Awards under the Plan will terminate upon the expiration of ten years from the date the Plan was initially adopted.


23.  APPLICABLE LAW.

     The Plan will be construed and administered in accordance with the laws of the State of Nevada, without reference to the principles of conflicts of law.

24.  RELATIONSHIP TO OTHER BENEFITS.

     No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other Plan.

25.  PRONOUNS.

     Masculine pronouns and other words of masculine gender shall refer to both men and women.

26.  SEVERABILITY.

     If any provision of the Plan or any Incentive Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Incentive Award, or would disqualify the Plan or any Incentive Award under any law deemed applicable by the Committee, such provision shall be construed or deemed applicable by the Committee, such provision shall be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Incentive Award, such provision shall be stricken as to such jurisdiction, person or Incentive Award and the remainder of the Plan and any such Incentive Awards shall remain in full force and effect.